                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   DPL Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             Merrill Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                    DPL INC.

                             COURTHOUSE PLAZA S.W.
                               DAYTON, OHIO 45402
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 1996
                              -------------------

TO SHAREHOLDERS OF
DPL INC.:

    The Annual Meeting of Shareholders of DPL Inc. will be held at Twin Valley South School, State Route 503, West Alexandria, Ohio, on Tuesday, April 16, 1996, at 10:00 a.m. Dedicated in November 1995, this new state-of-the-art learning facility provides a positive learning environment for approximately 1,150 students. Twin Valley South offers educational opportunities at every grade level (Kindergarten through Twelfth) for students from the surrounding area and serves as a focal point for the West Alexandria community.

    The business of the meeting will be:

    1. To elect three directors of DPL Inc., each of whom shall serve for a term of three years.

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Holders of common shares of record at the close of business on February 16, 1996 are entitled to vote at the meeting.

    If you are a holder of common shares and will not be present personally, please mark, sign, date and return the enclosed proxy in the enclosed self-addressed envelope as promptly as possible so that the presence of a quorum may be assured and unnecessary expense avoided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

    Your vote is important to us and we thank you for your prompt response and continued interest in DPL Inc.

                                           Sincerely,

                                           /s/ Stephen F. Koziar, Jr.

                                           STEPHEN F. KOZIAR, JR.
                                           GROUP VICE PRESIDENT AND SECRETARY
Dayton, Ohio
March 1, 1996

                                    DPL INC.

                   COURTHOUSE PLAZA S.W., DAYTON, OHIO 45402

                              -------------------

                                PROXY STATEMENT
                              -------------------

    This Proxy Statement is furnished to you and other shareholders of DPL Inc. in connection with the solicitation of proxies by its Board of Directors to be used at the Annual Meeting of Shareholders to be held at Twin Valley South School, State Route 503, West Alexandria, Ohio on April 16, 1996 at 10:00 a.m. and any adjournments thereof. At the close of business on February 16, 1996, the record date for the Annual Meeting, DPL Inc. had outstanding 106,696,923 common shares. Only holders of common shares on such record date are entitled to vote at the Annual Meeting, and each such shareholder is entitled to one vote per share.

    All common shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares will be voted "FOR" the proposal as listed. A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise.

    All expenses in connection with this solicitation of proxies will be paid by DPL Inc. Proxies will be solicited principally by mail but directors, officers, and certain other individuals specified by DPL Inc. may personally solicit
proxies.  In  addition,  DPL  Inc.  has  retained  Georgeson  &  Co.,  a   proxy
solicitation firm, to assist in the solicitation of proxies. DPL Inc. will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners and will pay Georgeson & Co. a fee of approximately $12,000, plus out-of-pocket expenses.

    This Proxy Statement together with the accompanying proxy card were first mailed to common shareholders on or about March 1, 1996.

                            BUSINESS OF THE MEETING

1.  ELECTION OF DIRECTORS

    The Regulations of DPL Inc. provide for the classification of Directors into three classes, with each class being of approximately equal size and in no event shall any class contain fewer than three directors nor more than four directors. The term of each directorship is three years and the terms of the three classes are staggered in a manner so that only one class is elected by the shareholders annually. The Board is presently authorized to consist of nine directors. These nine directors are also directors of The Dayton Power and Light Company ("DP&L"), the principal subsidiary of DPL Inc. Three directors are to be elected this year to serve until the Annual Meeting of Shareholders in 1999 or until their successors are duly elected and qualified.

    Unless specifically instructed to the contrary, the Proxy Committee named in the enclosed form of proxy will vote all duly executed proxies "FOR" the election of the nominees named below. Should any nominee become unable to accept nomination or election, the Proxy Committee will vote for the election of such other person as a director as the present directors may recommend in the place of such nominee. The following information regarding the nominees and the other directors continuing in office is based on information furnished by them:

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 1999

                                                                                                             COMMON SHARES
                                                                                                           BENEFICIALLY OWNED
                                                                                                             AT JANUARY 31,
                                         PRINCIPAL OCCUPATION AND OTHER INFORMATION                             1996(1)
-----------------------------------------------------------------------------------------------------------------------------
                                         JAMES   F.  DICKE,   II,  Age   50,  Director   since  1990.             57,629
[JAMES   F.   DICKE,   II    PHOTO]        President,  Crown Equipment Corporation, New Bremen, Ohio,
                                           international manufacturer  and  distributor  of  electric lift trucks and material handling products.
                                           Director:  Regional Boys and Girls Clubs of America, Plaid
                                           Holdings Corp.
                                           Vice  Chairman:  Trinity  University  Board  of  Trustees.
                                           Secretary: Culver Educational Foundation.

                                         PETER   H.   FORSTER,   Age   53,   Director   since   1979.             21,533
[PETER H. FORSTER PHOTO]                   Chairman and Chief Executive Officer, DPL Inc.;  Chairman,
                                           The Dayton Power and Light Company.
                                           Chairman: Miami Valley Research Foundation.
                                           Director:  Bank One, Dayton,  NA, Amcast Industrial Corp.,
                                           Comair Holdings, Inc.
                                           Trustee: F.M. Tait Foundation, Arts Center Foundation.

                                         JANE   G.   HALEY,    Age   65,    Director   since    1978.             29,128
[JANE G. HALEY PHOTO]                      President  and  Chief  Executive  Officer,  Gosiger, Inc.,
                                           Dayton, Ohio, national importer and distributor of machine tools.
                                           Director: Society Bank, NA, Advisory Board, Dayton,  Ohio.
                                           Trustee:  University  of  Dayton,  Chaminade-Julienne High
                                           School, Dayton,  Ohio, Miami  Valley Economic  Development
                                           Coalition.
                                           Member: Area Progress Council.

                                                                                                             COMMON SHARES
                                                                                                           BENEFICIALLY OWNED
                                                                                                             AT JANUARY 31,
                                         PRINCIPAL OCCUPATION AND OTHER INFORMATION                             1996(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS OF 1997
                                                        -------------
                                         ERNIE GREEN, Age 57, Director since 1991.                                17,261
[ERNIE GREEN PHOTO]                        President   and  Chief  Executive   Officer,  Ernie  Green
                                           Industries,   Dayton,    Ohio,    automotive    components
                                           manufacturer.
                                           Director: Bank One, Dayton, NA, Day-Med Health Maintenance
                                           Plan,  Inc., WPTD-TV, The  Duriron Company, Acordia, Inc.,
                                           Eaton Corp.
                                           Trustee: Central State University.

                                         DAVID   R.   HOLMES,   Age   55,   Director   since    1994.              3,431
[DAVID R. HOLMES PHOTO]                    Chairman,  President  and  Chief  Executive  Officer,  The
                                           Reynolds and Reynolds  Company, Dayton, Ohio,  information management systems.
                                           Director: Bank One, Dayton, NA.
                                           Advisor:  J.  L.  Kellogg Graduate  School  of Management,
                                           Northwestern University.
                                           Member: Dayton Business Committee, Area Progress  Council,
                                           Downtown Dayton Partnership.

                                         BURNELL   R.   ROBERTS,   Age  68,   Director   since  1987.             18,738
[BURNELL R. ROBERTS PHOTO]                 Chairman, Sweetheart Holdings, Inc.
                                           Retired Chairman of the Board and Chief Executive Officer,
                                           The  Mead  Corporation,  Dayton,  Ohio,  forest   products
                                           producer.
                                           Director:   Armco  Inc.,   The  Perkin-Elmer  Corporation,
                                           Rayonier, Inc., Universal  Protective Plastics, Inc.,  Day
                                           International Group, Inc.

                                                                                                             COMMON SHARES
                                                                                                           BENEFICIALLY OWNED
                                                                                                             AT JANUARY 31,
                                         PRINCIPAL OCCUPATION AND OTHER INFORMATION                             1996(1)
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS OF 1998
                                                        -------------

                                         THOMAS    J.   DANIS,   Age   46,   Director   since   1989.             19,113
[THOMAS J. DANIS PHOTO]                    Former Chairman  and Chief  Executive Officer,  The  Danis
                                           Companies,  Dayton,  Ohio, construction,  real  estate and environmental services.
                                           Director: CSR America Inc.
                                           Trustee: University  of Dayton,  Dayton Foundation,  Miami
                                           Valley Research Park Foundation.

                                         ALLEN    M.   HILL,    Age   50,    Director   since   1989.             20,700
[ALLEN M. HILL PHOTO]                      President and Chief Operating Officer, DPL Inc.; President
                                           and Chief Executive  Officer, The Dayton  Power and  Light
                                           Company.
                                           Chairman: Dayton Business Committee.
                                           Director: Citizens Federal Bank, F.S.B., Dayton Boys/Girls
                                           Club, Ohio Electric Utility Institute.
                                           Trustee:  The University of Dayton, Hipple Cancer Research
                                           Center, MedAmerica Health Systems Corp.

                                         W  AUGUST  HILLENBRAND,   Age  55,   Director  since   1992.              9,595
[W    AUGUST   HILLENBRAND   PHOTO]        President  and   Chief  Executive   Officer,   Hillenbrand
                                           Industries,  Batesville,  Indiana,  a  diversified  public holding company  with five  wholly-owned and  autonomously
                                           operated   subsidiaries  manufacturing  caskets,  hospital
                                           furniture, hospital supplies, high-tech security locks and providing funeral planning services.
                                           Director:  Forecorp,  Inc.,  Forethought  Life   Insurance
                                           Company.
                                           Trustee:   Denison  University,   National  Committee  for
                                           Quality Health Care, Batesville Girl Scouts.

---------------
(1) The number of shares shown represents in each instance less than 1% of the outstanding Common Shares. There were 228,728 shares or 0.21% of the total number of Common Shares beneficially owned by all directors and executive officers of DPL Inc. and DP&L as a group at January 31, 1996. The number of shares shown includes Common Shares transferred to the Master Trust for non-employee directors pursuant to the Directors' Deferred Stock Compensation Plan.

    The three candidates receiving the greatest number of votes will be elected as directors. Abstentions and broker non-votes will be treated as non-votes.

    Under Ohio law, if a shareholder gives written notice to the President, a Vice President or the Secretary, not less than 48 hours before the Annual Meeting, that such shareholder desires the voting at the election of directors to be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by or on behalf of the shareholder giving such notice, then shareholders will be entitled to give one candidate as many votes as the number of directors to be elected multiplied by the number of their shares, or to distribute their votes on the same principle among two or more candidates. In the event that directors are elected by cumulative voting and cumulated votes represented by proxies solicited hereby are insufficient to elect all the nominees, then the Proxy Committee will vote such proxies cumulatively for the election of as many of such nominees as possible and in such order as the Proxy Committee may determine.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES FOR 1995

    The Board of Directors of DPL Inc. met on six occasions and the Board of Directors of DP&L met on five occasions during 1995. The three standing committees of DPL Inc. -- Executive, Finance and Audit Review and Compensation and Management Review -- held eight meetings in total and the standing committee of DP&L -- Community and External Relations -- met two times in total. The attendance of all Board members was 100%.

                             COMMITTEES OF DPL INC.

FINANCE AND AUDIT REVIEW COMMITTEE

    This  Committee consists of the following non-employee members of the Board:
Thomas J. Danis, Chairman, Ernie Green, Jane G. Haley and David R. Holmes. Peter
H. Forster and Allen M. Hill are non-voting members.

    The Finance and Audit Review Committee oversees the financial plans, approves the terms and conditions of financial arrangements and recommends to the Board of Directors such actions and policies that will best accommodate DPL Inc.'s objectives and operating strategies while maintaining its sound fiscal health. It also provides direct communication between DPL Inc.'s internal auditors, the independent auditors, Price Waterhouse LLP, and the Board of Directors. It is intended to assure the independent auditors the freedom, cooperation and opportunity necessary to accomplish their functions. It is also intended to assure that appropriate action is taken on the recommendations of the auditors. This Committee met four times during 1995.

COMPENSATION AND MANAGEMENT REVIEW COMMITTEE

    This  Committee consists of the following non-employee members of the Board:
Burnell R. Roberts, Chairman, James F. Dicke, II and W August Hillenbrand.

    The Compensation and Management Review Committee has the broad responsibility to see that the officers and key management personnel of DPL Inc. and its subsidiaries perform in accordance with corporate objectives, and are effectively compensated in terms of salaries, supplemental compensation and
benefits   which  are  internally  equitable  and  externally  competitive.  The
Committee administers the deferred and incentive compensation plans for directors and officers. This Committee met three times during 1995.

EXECUTIVE COMMITTEE

    This Committee consists of the following members of the Board: Peter H. Forster, Chairman, James F. Dicke, II, W August Hillenbrand and Burnell R. Roberts.

    The principal duties of this Committee include evaluating executive management development, succession and organizational structure in addition to director selection, tenure and succession. This Committee also serves on a standby basis for use in an emergency which requires immediate action. This Committee met one time during 1995.

    The non-employee members of the Executive Committee act as a nominating committee for the Board of Directors and endeavor to identify, seek out, and if necessary actively recruit, the best available candidates who, in the judgment of the Committee, have the character, education, training, experience and proven accomplishments which give promise of significant contribution to the responsible and profitable conduct of DPL Inc.'s business in the interest of all shareholders, customers and employees. This Committee considers qualified nominees submitted to DPL Inc. by shareholders.

                               COMMITTEE OF DP&L

COMMUNITY AND EXTERNAL RELATIONS COMMITTEE

    This Committee consists of the following non-employee members of the  Board:
Jane G. Haley, Chairman, Thomas J. Danis, Ernie Green and David R. Holmes. Peter
H. Forster and Allen M. Hill are non-voting members.

    The Community and External Relations Committee provides for a periodic review of DP&L's relations with all sectors of the community with which it is vitally concerned -- shareholders, customers, governmental bodies and agencies, political groups, regulatory agencies, elected officials and the media. This Committee met two times during 1995.

OTHER MATTERS

    DPL Inc. directors, all of whom are also directors of DP&L, receive no annual fee for their services as directors of DPL Inc. Directors of DP&L who are not employees receive $12,000 annually for services as a director, $600 for attendance at a Board meeting, and $500 for attendance at a committee meeting or operating session of DPL Inc. and DP&L. Members of the Executive Committee receive $2,000 annually for services on that committee. Each committee chairman receives an additional $1,600 annually. Directors who are not employees of DP&L also participate in a Directors' Deferred Stock Compensation Plan (the "Stock Plan") under which a number of shares are awarded to directors each year. All shares awarded under the Stock Plan are transferred to a grantor trust (the "Master
Trust") maintained by DPL Inc. to secure its obligations under various directors' and officers' deferred and incentive compensation plans. Receipt of the shares or cash equal to the value thereof is deferred until the participant retires as a director or until such other time as designated by the participant and approved by the Committee. In the event of a change of control (as defined in the Stock Plan), the authority and discretion which is exercisable by the Compensation and Management Review Committee, will be exercised by the trustees of the Master Trust. In April 1995, each non-employee director was awarded 1,600 shares.

    DPL Inc. maintains a Deferred Compensation Plan (the "Compensation Plan") for non-employee directors in which payment of directors' fees may be deferred. The Compensation Plan also includes a supplementary deferred income program which provides that DPL Inc. will match $5,000 annually of deferred directors' fees for a maximum of ten years. Under the supplementary program, a $150,000 death benefit is provided until such director ceases to participate in the Compensation Plan. Under the standard deferred income program directors are entitled to receive a lump sum payment or payments in approximately equal installments over a ten-year period. A director may elect payment in either cash or common shares. Participants in the supplementary program are entitled to receive deferred payments over a ten-year period in equal installments. The Compensation Plan provides that in the event of a change in control of DPL Inc., as defined in the Compensation Plan, all benefits provided under the supplementary deferred income program become immediately vested without the need for further contributions by the participants and the discretion which, under the Compensation Plan, is exercisable by the Chief Executive Officer of DPL Inc. will be exercised by the trustees of the Master Trust. If the consent of the Chief Executive Officer of DPL Inc. is obtained, individuals who have attained the age of 55 and who are no longer directors of DPL Inc. may receive a lump sum payment of amounts credited to them under the supplementary deferred income program.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    DPL Inc. has designed its executive compensation programs to create a strong and direct link between the compensation paid to senior executives and current and long-term level of company performance. The program also recognizes each executive's individual contribution to that performance.

    There are three elements of DPL Inc.'s executive compensation program. Each element is designed to reward different aspects of executive performance.

        1.  Base salary and  salary increases recognize competitive pay  levels,
    sustained   long-term  value   creation  and   contributions  by  individual
    executives.

        2. Annual incentives, which are awarded through the Management Incentive Compensation Program, reward the achievement of operational and strategic milestones. Actual objectives vary from year to year depending on Company priorities and are different for each executive. Each executive has three or four individual objectives which are weighted equally. The individual objectives for 1995 were related to maintaining competitive energy prices and providing superior customer service. They included reductions in operating expenses, outside service costs, fuel inventory expenses and capital expenditures, as well as improvements in plant productivity, customer satisfaction and earnings per share. Over half of each executive's annual incentive payout is determined based on their performance as compared to their individual objectives. The remaining portion of the executive's annual incentive payout is based on the executive group's aggregate performance of their individual objectives. For 1995, executives generally satisfied their individual objectives. Target incentive awards range from thirty to sixty percent of base salary, depending upon the executive's position. Executives can earn from zero to one and a half times the target amount.

        3. DPL Inc.'s long-term stock incentive unit ("SIU") plan rewards longer-term financial results and total return to shareholders. The actual number of SIU's earned is based on return on equity as compared with the performance of the 80 largest electric and natural gas utilities.

    Base salaries are positioned halfway between the electric and natural gas utility industry 75th percentile and general industry median levels for a company of DPL Inc.'s size. Target short and long-term incentive opportunities are positioned at the general industry median. This pay mix will result in over half of the target total compensation for each executive to vary with performance. In all cases, long-term incentives are paid only when return on equity performance exceeds electric and natural gas utility industry medians. For compensation purposes, a broad group of utility and general industrial companies is used by DPL Inc.'s compensation consultants.

    Similar to the other executives, the Chief Executive Officer's total compensation potential is based on consideration of competitive general industry and electric and natural gas utility industry practices. The Chief Executive Officer's annual and long-term incentive programs are variable enough to provide actual total compensation at median general industry levels only if DPL Inc.'s performance is in the top quartile of electric and natural gas utilities. If DPL Inc.'s return on equity performance is at the median of the electric and natural gas utility industry or lower, the Chief Executive Officer's actual total compensation will be at or close to electric and natural gas utility industry median levels.

    Overall, Mr. Forster exceeded his annual performance objectives for 1995. Under the Management Incentive Compensation Program, Mr. Forster received a bonus based seventy-five percent on DPL Inc.'s performance and twenty-five percent on the Committee's assessment of his individual performance. Company performance objectives were based on equal consideration of earnings per share performance, which objective was satisfied, and the aggregate performance of the executive group versus their individual objectives. The Committee based its assessment of Mr. Forster's individual performance on consideration of several factors, including DPL Inc.'s performance versus other electric and natural gas utilities, investment community evaluations and progress on management development and succession planning. Mr. Forster was contingently awarded 30,000 SIU's in 1995 based on consideration of median general industry long-term incentive opportunities and the overall competitiveness of the remainder of his compensation package. Mr. Forster will receive these SIU's in 1999 based on the extent by which DPL Inc.'s average return on common equity between 1996, 1997 and 1998 exceeds the median for other electric and natural gas utilities.

    Based on current compensation levels and the present structure of DPL Inc.'s executive compensation programs, the Committee believes that the compensation payable to executives will not be subject to the limitation on deductibility imposed by the Omnibus Budget Reconciliation Act of 1993.

    The Committee believes that DPL Inc.'s annual and long-term incentive plan goals have contributed to the strong stock market performance shown in the performance chart in the next section. DPL Inc.'s total return to shareholders between 1990 and 1995 was significantly higher than total return to shareholders for both the utility industry and the Dow Jones Industrials.

                                           Compensation Management Review
                                           Committee

                                           Burnell R. Roberts, Chairman
                                           James F. Dicke, II
                                           W August Hillenbrand

PERFORMANCE COMPARISON

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                AMONG DPL INC., DOW JONES INDUSTRIAL INDEX, DOW
                JONES UTILITY INDEX AND THE 80 LARGEST UTILITIES

                                    MEASURING POINT
                     ---------------------------------------------
MEASUREMENT PERIOD              DOW JONES   DOW JONES
   (FISCAL YEAR                 INDUSTRIAL   UTILITY    80 LARGEST
     COVERED)        DPL INC.     INDEX       INDEX     UTILITIES
------------------   --------   ---------   ---------   ----------
     12/31/90         $1,000     $1,000      $1,000       $1,000
     12/31/91          1,445      1,244       1,152        1,286
     12/31/92          1,756      1,336       1,198        1,356
     12/31/93          1,936      1,563       1,313        1,518
     12/31/94          2,041      1,641       1,109        1,367
     12/31/95          2,602      2,259       1,460        1,773

DIVIDENDS REINVESTED

SUMMARY COMPENSATION TABLE

    Set forth below is certain information concerning the compensation of the Chief Executive Officer and each of the other five most highly compensated executive officers of DPL Inc. and its major subsidiary DP&L, for the last three fiscal years, for services rendered in all capacities to DPL Inc. and its subsidiaries, including DP&L.

                                                                        LONG TERM
                                                     ANNUAL           COMPENSATION
                                                  COMPENSATION     -------------------
                                                -----------------   RESTRICTED STOCK        ALL OTHER
                                                SALARY   BONUS(1)    UNIT AWARDS(2)      COMPENSATION(3)
      NAME AND PRINCIPAL POSITION         YEAR    ($)      ($)             ($)                 ($)
----------------------------------------  ----  -------  --------  -------------------   ---------------
Peter H. Forster                          1995  572,000   344,000   784,000   ('96-98)        1,000
  Chairman and Chief Executive Officer    1994  526,000   318,000   708,000   ('95-97)        1,000
  -- DPL Inc.                             1993  496,000   298,000   580,000   ('94-96)        1,000
  Chairman -- DP&L
Allen M. Hill                             1995  363,000   226,000   319,000   ('96-98)        1,000
  President and Chief Operating Officer   1994  336,000   205,000   333,000   ('95-97)        1,000
  -- DPL Inc.                             1993  315,000   193,000   249,000   ('94-96)        1,000
  President and Chief Executive Officer
  -- DP&L
Stephen F. Koziar, Jr.                    1995  209,000    94,000   141,000   ('96-98)        1,000
  Group Vice President and Secretary --   1994  198,000    91,000   124,000   ('95-97)        1,000
  DPL Inc. and DP&L                       1993  189,000    86,000   103,000   ('94-96)        1,000
Thomas M. Jenkins                         1995  207,000    94,000   194,000   ('96-98)        1,000
  Group Vice President and Treasurer --   1994  188,000    87,000   239,000   ('95-97)        1,000
  DPL Inc.                                1993  172,000    81,000   188,000   ('94-96)        1,000
  Group Vice President -- DP&L
Judy W. Lansaw                            1995  197,000    89,000   227,000   ('96-98)        1,000
  Group Vice President -- DPL Inc. and    1994  175,000    79,000   191,000   ('95-97)        1,000
  DP&L                                    1993  160,000    68,000   116,000   ('94-96)        1,000
H. Ted Santo                              1995  190,000    86,000   168,000   ('96-98)        1,000
  Group Vice President -- DP&L            1994  173,000    81,000   142,000   ('95-97)        1,000
                                          1993  151,000    73,000   192,000   ('94-96)        1,000

------------
(1) Amounts in this column represent awards made under the Management Incentive Compensation Program. Awards are based on achievement of specific predetermined operating and management goals in the year indicated and paid in the year earned or in the following year.

(2) Amounts shown in this column have not been paid, but are contingent on performance and represent the dollar value of restricted stock incentive units ("SIU's") awarded to the named executive officer under the Management Stock Incentive Plan ("MSIP") based on the closing price of a DPL Inc. common share on the New York Stock Exchange -- Consolidated

    Transactions Tape on the date of award. The SIU's for 1993, 1994 and 1995 vest only to the extent that the DPL Inc. average return on equity ("ROE") over a three-year performance period is above the RRA industry median.

    Depending on the performance of DPL Inc., these SIU's vest in amounts ranging from 0% to 100% of the target award at an ROE between 0 and 100 basis points above median ROE and from 100% to 150% of target award at an ROE between 100 and 200 basis points above median ROE.

    No units vest if the three-year average ROE is below 10%. Amounts shown for 1993, 1994 and 1995 reflect target awards. For each SIU which vests, a participant receives the cash equivalent of one DPL Inc. common share plus dividend equivalents from the date of award. Prior to payout at retirement, an individual may elect to convert a portion of vested SIU's to a cash equivalent and accrue interest thereon. All payouts of vested SIU's under the MSIP are deferred until retirement.

(3) Amounts in this column represent employer matching contributions on behalf of each named executive under the DP&L Employee Savings Plan made to the DPL Inc. Employee Stock Ownership Plan.

CERTAIN SEVERANCE PAY AGREEMENTS

    DPL Inc. entered into severance pay agreements with each of Messrs. Forster, Hill, Koziar, Jenkins, and Santo and Mrs. Lansaw providing for the payment of severance benefits in the event that the individual's employment with DPL Inc. or its subsidiaries is terminated under specified circumstances within three years after a change in control of DPL Inc. or DP&L (generally, defined as the acquisition of 15% or more of the voting securities or certain mergers or other business combinations). The agreements entered into between 1987 and 1991 require the individuals to remain with DPL Inc. throughout the period during which any change of control is pending in order to help put in place the best plan for the shareholders. The principal severance benefits under each agreement include payment of the following: (i) the individual's full base salary and accrued benefits through the date of termination and any awards for any completed or partial period under the MICP and the individual's award for the current period under the MICP (or for a completed period if no award for that period has yet been determined) fixed at an amount equal to his average annual award for the preceding three years; (ii) 300% of the sum of the individual's annual base salary at the rate in effect on the date of termination (or, if higher, at the rate in effect as of the time of the change in control) plus the average amount awarded to the individual under the MICP for the three preceding years; (iii) all awarded or earned but unpaid SIU's; and (iv) continuing medical, life, and disability insurance. In the event any payments under these agreements are subject to an excise tax under the Internal Revenue Code of 1986, the payments will be adjusted so that the total payments received on an after-tax basis will equal the amount the individual would have received without imposition of the excise tax. The severance pay agreements are effective for one year but are automatically renewed each year unless DPL Inc. or the participant notifies the other one year in advance of its or his or her intent not to renew. DPL Inc. has agreed to secure its obligations under the severance pay agreements by transferring required payments to the Master Trust.

PENSION PLANS

    The following table sets forth the estimated total annual benefits payable under the DP&L retirement income plan and the supplemental executive retirement plan to executive officers at normal retirement date (age 65) based upon years of accredited service and final average annual compensation (including base and incentive compensation) for the three highest years during the last ten:

                                                 TOTAL ANNUAL RETIREMENT
                                                       BENEFITS FOR
                                              YEARS OF ACCREDITED SERVICE AT
                                                          AGE 65
                                              ------------------------------
                 FINAL AVERAGE                                      20-30
                ANNUAL EARNINGS               10 YEARS  15 YEARS    YEARS
               -----------------              --------  --------  ----------
      $  200,000............................  $ 52,500  $ 79,000   $105,000
         400,000............................   109,500   164,000    219,000
         600,000............................   166,500   250,000    333,000
         800,000............................   223,500   335,000    447,000
       1,000,000............................   280,500   421,000    561,000
       1,200,000............................   337,500   506,000    675,000
       1,400,000............................   394,500   592,000    789,000

    The years of accredited service for the named executive officers are Mr. Forster -- 30 yrs.; Mr. Hill -- 26 yrs.; Mr. Koziar -- 26 yrs.; Mr. Jenkins -- 18 yrs.; Mrs. Lansaw -- 16 yrs. and Mr. Santo -- 20 yrs. Years of service under the retirement income plan are capped at 30 years, however, the retirement and supplemental plans, taken together, can provide full benefits after 20 years of accredited service. Benefits are computed on a straight-life annuity basis, are subject to deduction for Social Security benefits and may be reduced by benefits payable under retirement plans of other employers. For each year an individual retires prior to age 62, benefits under the supplemental plan are reduced by 3% or 21% for early retirement at age 55.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    As of January 31, 1996, there are no persons known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of DPL Inc.

                SECURITY OWNERSHIP OF CERTAIN EXECUTIVE OFFICERS

    Set forth below is information concerning the beneficial ownership of shares of Common Stock of DPL Inc. by each executive officer of DPL Inc. or DP&L named in the Summary Compensation Table (other than executive officers who are directors of DPL Inc. whose security ownership is found under "Election of Directors") as of January 31, 1996. Please refer to Note (1) on Page 5 for the security ownership of all directors and executive officers of DPL Inc. and DP&L.

                 NAME OF            AMOUNT AND NATURE OF   PERCENT OF
            EXECUTIVE OFFICER       BENEFICIAL OWNERSHIP      CLASS
         ------------------------   --------------------   -----------
         Stephen F. Koziar, Jr.           7,566 shares           *
         Thomas M. Jenkins                5,244 shares           *
         Judy W. Lansaw                   2,029 shares           *
         H. Ted Santo                     2,009 shares           *

------------

*Less than one percent

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Price Waterhouse LLP served as independent public accountants of DPL Inc. for the year 1995 and has been appointed as independent public accountants for 1996. A representative of Price Waterhouse LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

    A proposal by a shareholder intended for inclusion in the proxy materials of DPL Inc. for the 1997 Annual Meeting of Shareholders must be received by DPL
Inc. at P.O. Box 1247, Dayton, Ohio 45401, Attn.: Secretary, on or before November 1, 1996 in order to be considered for such inclusion.

                                 OTHER BUSINESS

    The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies will vote thereon in their discretion.

                                         By order of the Board of Directors,

                                         [STEPHEN F KOZIAR SIGNATURE]
                                         STEPHEN F. KOZIAR, JR.
                                         GROUP VICE PRESIDENT AND SECRETARY

                                   NOTICE OF

                                     ANNUAL
                                    MEETING

                                OF SHAREHOLDERS

                                 APRIL 16, 1996

                                      AND

                                     PROXY
                                   STATEMENT

                                   [DPL LOGO]

                                    DPL INC.
                                  DAYTON, OHIO

                                    DPL INC.

                   PROXY Solicited by the Board of Directors
P
R                   for 1996 Annual Meeting of Shareholders
O
X       Peter H. Forster, James F. Dicke, II, W August Hillenbrand and
Y Burnell R. Roberts or any of them with full power of substitution, are hereby appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 16, 1996, at 10:00 A.M., and at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other matters which may properly come before the meeting.


        UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

   /x/  PLEASE MARK VOTES
        AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO BOXES ARE MARKED, YOUR VOTE WILL BE CAST AS RECOMMENDED BY THE BOARD OF DIRECTORS BY SIMPLY SIGNING YOUR NAME BELOW AND RETURNING THIS CARD.

1.  Election of Three Directors

    NOMINEES:  James F. Dicke, II, Peter H. Forster and Jane G. Haley

                FOR               WITHHELD
                / /                 / /

    FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

    -----------------------------------------------------------

The Annual Meeting of Shareholders will be held at Twin Valley South School, West Alexandria, Ohio. To request an attendance card for the meeting, please mark below:

         MARK HERE FOR ATTENDANCE CARD   / /


Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.


Signature: ________________________________________________   Date  ___________

Signature: ________________________________________________   Date  ___________

                                    DPL INC.
                                                                  401K-DPL INC.
                   PROXY Solicited by the Board of Directors      STOCK FUND
P
R                   for 1996 Annual Meeting of Shareholders
O
X       Peter H. Forster, James F. Dicke, II, W August Hillenbrand and
Y Burnell R. Roberts or any of them with full power of substitution, are hereby appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 16, 1996, at 10:00 A.M., and at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other matters which may properly come before the meeting.


        UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

   /x/  PLEASE MARK VOTES
        AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO BOXES ARE MARKED, YOUR VOTE WILL BE CAST AS RECOMMENDED BY THE BOARD OF DIRECTORS BY SIMPLY SIGNING YOUR NAME BELOW AND RETURNING THIS CARD.

1.  Election of Three Directors

    NOMINEES:  James F. Dicke, II, Peter H. Forster and Jane G. Haley

                FOR               WITHHELD
                / /                 / /

    FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

    -----------------------------------------------------------

The Annual Meeting of Shareholders will be held at Twin Valley South School, West Alexandria, Ohio. To request an attendance card for the meeting, please mark below:

         MARK HERE FOR ATTENDANCE CARD   / /


Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.


Signature: ________________________________________________   Date  ___________

Signature: ________________________________________________   Date  ___________

                                    DPL INC.
                                                                 ESOP-DPL INC.
                   PROXY Solicited by the Board of Directors
P
R                   for 1996 Annual Meeting of Shareholders
O
X       Peter H. Forster, James F. Dicke, II, W August Hillenbrand and
Y Burnell R. Roberts or any of them with full power of substitution, are hereby appointed proxies to vote as specified at the Annual Meeting of Shareholders of DPL Inc. on Tuesday, April 16, 1996, at 10:00 A.M., and at any adjournments thereof, all shares of Common Stock which the undersigned is entitled to vote and in their discretion upon any other matters which may properly come before the meeting.


        UNLESS OTHERWISE MARKED, YOUR PROXY WILL BE VOTED FOR THE PROPOSAL BY SIMPLY SIGNING YOUR NAME ON THE REVERSE SIDE AND RETURNING THIS CARD.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

   /x/  PLEASE MARK VOTES
        AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO BOXES ARE MARKED, YOUR VOTE WILL BE CAST AS RECOMMENDED BY THE BOARD OF DIRECTORS BY SIMPLY SIGNING YOUR NAME BELOW AND RETURNING THIS CARD.

1.  Election of Three Directors

    NOMINEES:  James F. Dicke, II, Peter H. Forster and Jane G. Haley

                FOR               WITHHELD
                / /                 / /

    FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

    -----------------------------------------------------------

The Annual Meeting of Shareholders will be held at Twin Valley South School, West Alexandria, Ohio. To request an attendance card for the meeting, please mark below:

         MARK HERE FOR ATTENDANCE CARD   / /


Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in a representative capacity, sign name and title.


Signature: ________________________________________________   Date  ___________

Signature: ________________________________________________   Date  ___________